EXHIBIT 10.40A

EXECUTION COPY

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

FIRST AMENDMENT

TO

THIRD AMENDED AND RESTATED SERVICES AGREEMENT

THIS FIRST AMENDMENT (the “First Amendment”) is entered into as of June 28, 2005 (“Effective Date”), by and between First Data Technologies, Inc., a Delaware corporation (“FDT”), and CSG Systems, Inc., a Delaware corporation (“CSG”).

RECITALS

A. FDT and CSG have previously entered into a Third Amended and Restated Services Agreement dated as of August ___, 2003 (the “Services Agreement”); and

B. FDT and CSG desire to amend the Services Agreement in accordance with the terms and conditions of this First Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, warranties, conditions and agreements hereinafter expressed, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1. General; Construction. If the terms and conditions set forth in this First Amendment shall be in conflict with the Services Agreement, the terms and conditions of this First Amendment shall control. Any terms in initial capital letters used as a defined term but not defined in this First Amendment, shall have the meaning set forth in the Services Agreement. Upon execution of this First Amendment by the Parties, any subsequent reference to the Services Agreement shall mean the Services Agreement as amended by this First Amendment. Except as amended by this First Amendment, the terms and conditions set forth in the Services Agreement shall continue in full force and effect according to their terms.

2. Term Extension. The Parties hereby agree to extend the expiration date of the Original Term from June 30, 2008, to June 30, 2010. Accordingly, Section 1.38 of the Services Agreement, defining “Original Term” is hereby amended by deleting the year “2008” and replacing it with “2010”.

3. Pricing.

a. Core Processing Fees. The Parties have agreed to certain changes to monthly core processing fees, *********** *** **** *** *** pricing, pricing for years 2009 and 2010 and related terms. Therefore, Exhibit 1 to Schedule 1.25 to the Services Agreement is hereby deleted and replaced with Attachment 1.25 hereto.

CONFIDENTIAL AND PROPRIETARY INFORMATION – FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

b. Pricing Effective Date. The pricing reflected in Attachment 1.25 shall be effective *** *, ****. ********** *.** ******* ***** ***** ** ************* ******* **** *** ********* **** ** *** *, **** (** *** ** **********, ***** ** ****** *** *****) ** *** **** ** * ****** ** *** **** **** *******.

c. Amendment to Notes. The Notes to Exhibit 1 of Schedule 1.25 have been amended within Attachment 1.25 to reflect:

(i) addition of new *********** ******* CPU Rates per MIP for *** **** ******* **** ** ****, resulting in addition of new Notes (2-5) and modification and renumbering of existing Notes;

(ii) modification of growth measurement periods for MIP and DASD rates in Note 9; and

(iii) deletion of former Note 6.

4. Update Certain Schedules.

a.	Schedule 1.43. Delete and replace Schedule 1.43 with the Attachment 1.43 attached hereto.

b.	Schedule 1.17. Delete and replace Schedule 1.17 with the Attachment 1.17 attached hereto.

c.	Schedule 1.49. Delete and replace Schedule 1.49 with the Attachment 1.49 attached hereto.

d.	Schedule 2.11.

(i) Delete and replace the fourth sentence of the second paragraph of Section 2.11.1 of Schedule 2.11 with the following: “FDT shall recover the Systems Software and make it available to CSG within ** hours after a Declared Disaster.”

(ii) Delete Section 2.11.3 of Schedule 2.11.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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CONFIDENTIAL AND PROPRIETARY INFORMATION – FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF, each of the Parties has caused this First Amendment to be executed as of the Effective Date.

CSG SYSTEMS, INC. (“CSG”)

Signed By:	/s/ Bret C. Griess
Print Name:	Bret C. Griess
Title:	SVP & CIO

FIRST DATA TECHNOLOGIES, INC. (“FDT”)

Signed By:	/s/ Guy Battista
Print Name:	Guy Battista
Title:	EVP

Signature Page to that Certain First Amendment to Third Amended and Restated Services Agreement

Between First Data Technologies, Inc. and CSG Systems, Inc.

CONFIDENTIAL AND PROPRIETARY INFORMATION – FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

Attachment 1.17

Schedule 1.17

Development Software

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Attachment 1.17 to that Certain First Amendment to Third Amended and Restated Services Agreement Between First Data Technologies, Inc. and CSG Systems, Inc.

CONFIDENTIAL AND PROPRIETARY INFORMATION – FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

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Attachment 1.17 to that Certain First Amendment to Third Amended and Restated Services Agreement Between First Data Technologies, Inc. and CSG Systems, Inc.

2

CONFIDENTIAL AND PROPRIETARY INFORMATION – FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

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Attachment 1.17 to that Certain First Amendment to Third Amended and Restated Services Agreement Between First Data Technologies, Inc. and CSG Systems, Inc.

3

CONFIDENTIAL AND PROPRIETARY INFORMATION – FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

Attachment 1.25

EXHIBIT 1 TO SCHEDULE 1.25 8

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Attachment 1.25 to that Certain First Amendment to Third Amended and Restated Services Agreement Between First Data Technologies, Inc. and CSG Systems, Inc.

CONFIDENTIAL AND PROPRETARY INFORMATION – FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

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Attachment 1.25 to that Certain First Amendment to Third Amended and Restated Services Agreement Between First Data Technologies, Inc. and CSG Systems, Inc.

3

CONFIDENTIAL AND PROPRIETARY INFORMATION – FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

Attachment 1.43

Schedule 1.43

PLATFORM DESCRIPTION

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Attachment 1.43 to that Certain First Amendment to Third Amended and Restated Services Agreement Between First Data Technologies, Inc. and CSG Systems, Inc.

CONFIDENTIAL AND PROPRIETARY INFORMATION – FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

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Attachment 1.43 to that Certain First Amendment to Third Amended and Restated Services Agreement Between First Data Technologies, Inc. and CSG Systems, Inc.

2

CONFIDENTIAL AND PROPRIETARY INFORMATION – FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

Attachment 1.49

SCHEDULE 1.49

SYSTEMS SOFTWARE

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Attachment 1.49 to that Certain First Amendment to Third Amended and Restated Services Agreement Between First Data Technologies, Inc. and CSG Systems, Inc.

CONFIDENTIAL AND PROPRIETARY INFORMATION – FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** Confidential Treatment requested and the Redacted Material has been separately filed with the Commission.

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Attachment 1.49 to that Certain First Amendment to Third Amended and Restated Services Agreement Between First Data Technologies, Inc. and CSG Systems, Inc.

2

CONFIDENTIAL AND PROPRIETARY INFORMATION – FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES